Exhibit 99.2
CNA Financial Corporation
Supplemental Financial Information
March 31, 2007
This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

CNA Financial Corporation

March 31, 2007

CNA Financial Corporation
Supplemental Financial Information
DEFINITIONS AND PRESENTATION
•	P&C Operations includes Standard Lines and Specialty Lines.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that have been placed in run-off.

•	Corporate & Other Non-Core segment includes the results of certain property and casualty lines of business placed in run-off, including CNA Re. This segment also includes the results related to the centralized adjusting and settlement of asbestos, environmental pollution and mass tort (APMT) claims and interest expense on corporate debt.

•	Property and Casualty Companies includes Standard Lines, Specialty Lines and P&C business written in the Life & Group Non-Core and Corporate & Other Non-Core segments.

•	Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note N of the Consolidated Financial Statements within the 2006 Form 10-K for further discussion of this measure.

•	In evaluating the results of Standard Lines and Specialty Lines, management utilizes the combined ratio, the loss ratio, the expense ratio, and the dividend ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders’ dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios.

•	Limited partnerships (LPs) are a relatively small portion of CNA’s overall investment portfolio. The majority of the LPs invest in a substantial number of securities that are readily marketable. CNA is primarily a passive investor in such partnerships and does not have influence over the partnerships’ management, who are committed to operate them according to established guidelines and strategies. These strategies may include the use of leverage and hedging techniques that potentially introduce more volatility and risk to the partnerships.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful

i

CNA FINANCIAL CORPORATION
Financial Supplement
Statements of Operations

PERIOD ENDED MARCH 31	Three Months
			Fav /
			(Unfav)
(In millions)	2007	2006	% Change

STATEMENTS OF OPERATIONS
Revenues:
Net earned premiums	$1,863	$1,869	—%
Net investment income	608	570	7
Realized investment gains (losses), net of participating policyholders’ and minority interests	(21)	9	N/M
Other revenues	67	53	26

Total revenues	2,517	2,501	1

Claims, benefits and expenses:
Insurance claims and policyholders’ benefits	1,448	1,492	3
Amortization of deferred acquisition costs	381	370	(3)
Other operating expenses	218	257	15
Interest	34	30	(13)

Total claims, benefits and expenses	2,081	2,149	3

Income before income tax and minority interest	436	352	24
Income tax expense	(132)	(108)	(22)
Minority interest	(10)	(9)	(11)

Income from continuing operations	294	235	25
Income (loss) from discontinued operations, net of tax	2	(6)	133

Net income	$296	$229	29%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Net Income, Per Share Data and Return on Equity

PERIOD ENDED MARCH 31	Three Months
			Fav /
			(Unfav)
(In millions, except per share data)	2007	2006	% Change

COMPONENTS OF NET INCOME
Net operating income	$307	$234	31%
Net realized investment gains (losses), net of participating policyholders’ and minority interests	(13)	1	N/M

Income from continuing operations	294	235	25
Income (loss) from discontinued operations, net of tax	2	(6)	133

Net income	$296	$229	29%

BASIC AND DILUTED EARNINGS PER SHARE
Income from continuing operations	$1.08	$0.84	29%
Income (loss) from discontinued operations, net of tax	0.01	(0.02)	150

Basic earnings per share available to common stockholders (1)	$1.09	$0.82	33%

WEIGHTED AVERAGE OUTSTANDING COMMON STOCK AND COMMON STOCK EQUIVALENTS
Basic	271.3	256.0

Diluted	271.6	256.0

RETURN ON EQUITY
Net income (2)	11.9%	10.2%

Net operating income (3)	13.1	10.8

(1)	The three months ended March 31, 2006 per share results available to common stockholders are reduced by $19 million, or $0.07 per share, of undeclared but accumulated preferred stock dividends. The undeclared but accumulated preferred stock dividends relate to the Company’s Series H Cumulative Preferred Stock which was repurchased from Loews on August 8, 2006.

(2)	Annualized net income divided by the average stockholders’ equity including accumulated other comprehensive income (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(3)	Annualized net operating income divided by the average stockholders’ equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

CNA FINANCIAL CORPORATION
Financial Supplement
Selected Balance Sheets Data and Statements of Cash Flows Data

(In millions, except per share data)	March 31, 2007	December 31, 2006

Total assets	$61,605	$60,283
Insurance reserves	41,067	41,080
Debt	2,156	2,156
Total liabilities	51,119	50,180
Minority interest	347	335
Accumulated other comprehensive income	563	549
Total stockholders’ equity	10,139	9,768

Book value per common share	$37.34	$36.03

Book value per common share excluding AOCI	$35.26	$34.00

Outstanding shares of common stock (in millions of shares)	271.5	271.1

THREE MONTHS ENDED
MARCH 31
(In millions)	2007	2006

Net cash flows provided by operating activities (1)	$217	$626
Net cash flows used by investing activities	(201)	(307)
Net cash flows used by financing activities	(26)	(343)

Net cash flows	$(10)	$(24)

(1)	Operating cash flows for the three months ended March 31, 2007 and 2006 include $(18) million and $(5) million related to discontinued operations.

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Rollforward

PERIOD ENDED MARCH 31, 2007
				Life & Group	Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Non-Core	Other Non-Core	Total Operations

Claim & claim adjustment expense reserves, beginning of period
Gross	$14,934	$5,529	$20,463	$3,134	$6,039	$29,636
Ceded	3,068	1,258	4,326	1,278	2,587	8,191

Net	11,866	4,271	16,137	1,856	3,452	21,445

Net incurred claim & claim adjustment expenses	738	398	1,136	102	33	1,271

Net claim & claim adjustment expense payments	(763)	(283)	(1,046)	(113)	(152)	(1,311)

Claim & claim adjustment expense reserves, end of period
Net	11,841	4,386	16,227	1,845	3,333	21,405
Ceded	3,095	1,328	4,423	1,240	2,442	8,105

Gross	$14,936	$5,714	$20,650	$3,085	$5,775	$29,510

CNA FINANCIAL CORPORATION
Financial Supplement
Investments by Segment Aggregation

	March 31, 2007		December 31, 2006
(In millions)	Book Value	Fair Value	Book Value	Fair Value

Property & Casualty and Corporate & Other Non-Core:
Fixed maturities — taxable	$21,356	$21,410	$23,238	$23,254
Fixed maturities — tax exempt	3,809	3,846	3,307	3,351
Equities	239	484	236	475
Short-term investments	7,553	7,554	5,329	5,330
Limited partnership investments	1,685	1,685	1,605	1,605
Other	20	24	26	26

Total investments	$34,662	$35,003	$33,741	$34,041

Net receivable/(payable)	$(788)		$(6)
Securities lending collateral	(2,914)		(2,851)

Life & Group Non-Core:
Fixed maturities — taxable	$7,178	$7,644	$6,981	$7,451
Fixed maturities — tax exempt	1,642	1,819	1,609	1,795
Equities	178	189	172	182
Short-term investments	292	292	380	380
Limited partnership investments	255	255	247	247
Other	1	1	—	—

Total investments	$9,546	$10,200	$9,389	$10,055

Net receivable/(payable)	$(20)		$(2)
Securities lending collateral	—		—

Total investments	$44,208	$45,203	$43,130	$44,096

Total net receivable/(payable)	$(808)		$(8)
Total securities lending collateral	(2,914)		(2,851)

The information above related to net receivable/(payable) and securities lending collateral is provided to facilitate an analysis of significant changes in book value. When compared to the net receivable/(payable) per the Consolidated Balance Sheets, the amounts above exclude $88 million and $90 million as of March 31, 2007 and December 31, 2006 where the net receivable/(payable) balance does not relate to the change in book value.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

THREE MONTHS ENDED	Standard Lines			Specialty Lines			P&C Operations
MARCH 31			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2007	2006	% Change	2007	2006	% Change	2007	2006	% Change

Gross written premiums	$1,585	$1,561	2%	$775	$825	(6)%	$2,360	$2,386	(1)%
Net written premiums	1,081	1,110	(3)	650	648	—	1,731	1,758	(2)

Net earned premiums	1,060	1,086	(2)	648	628	3	1,708	1,714	—
Net investment income	259	228	14	110	87	26	369	315	17
Other revenues	23	20	15	41	33	24	64	53	21

Total operating revenues	1,342	1,334	1	799	748	7	2,141	2,082	3

Claims, benefits and expenses:
Net incurred claims and benefits	738	780	5	398	372	(7)	1,136	1,152	1
Policyholders’ dividends	5	4	(25)	1	1	—	6	5	(20)
Amortization of deferred acquisition costs	242	238	(2)	134	127	(6)	376	365	(3)
Other insurance related expenses	66	101	35	40	37	(8)	106	138	23
Other expenses	25	19	(32)	38	32	(19)	63	51	(24)

Total claims, benefits and expenses	1,076	1,142	6	611	569	(7)	1,687	1,711	1

Operating income before income tax and minority interest	266	192	39	188	179	5	454	371	22
Income tax expense on operating income	(86)	(56)	(54)	(62)	(59)	(5)	(148)	(115)	(29)
Minority interest	(2)	(3)	33	(8)	(6)	(33)	(10)	(9)	(11)

Net operating income from continuing operations	178	133	34	118	114	4	296	247	20

Realized investment gains (losses), net of participating policyholders’ and minority interests	(28)	13	N/M	(10)	3	N/M	(38)	16	N/M
Income tax (expense) benefit on realized investment gains (losses)	10	(4)	N/M	4	(1)	N/M	14	(5)	N/M

Net income from continuing operations	$160	$142	13%	$112	$116	(3)%	$272	$258	5%

Financial Ratios
Loss & LAE	69.6%	71.8%		61.5%	59.3%		66.5%	67.2%
Acquisition expense	16.1	18.5		18.4	17.9		16.9	18.3
Underwriting expense	13.0	12.7		8.4	8.2		11.4	11.1
Dividends	0.4	0.4		0.2	0.2		0.3	0.3

Expense ratio, including dividends	29.5	31.6		27.0	26.3		28.6	29.7

Combined ratio	99.1%	103.4%		88.5%	85.6%		95.1%	96.9%

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

THREE MONTHS ENDED			Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
MARCH 31	P&C Operations				Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2007	2006	2007	2006	% Change	2007	2006	% Change	2007	2006	% Change

Net earned premiums	$1,708	$1,714	$156	$163	(4)%	$(1)	$(8)	88%	$1,863	$1,869	—%
Net investment income	369	315	161	187	(14)	78	68	15	608	570	7
Other revenues	64	53	12	12	—	(9)	(12)	25	67	53	26

Total operating revenues	2,141	2,082	329	362	(9)	68	48	42	2,538	2,492	2

Claims, benefits and expenses:
Net incurred claims and benefits	1,136	1,152	273	306	11	34	29	(17)	1,443	1,487	3
Policyholders’ dividends	6	5	(1)	—	N/M	—	—	N/M	5	5	—
Amortization of deferred acquisition costs	376	365	5	4	(25)	—	1	N/M	381	370	(3)
Other insurance related expenses	106	138	51	53	4	3	15	80	160	206	22
Other expenses	63	51	9	13	31	20	17	(18)	92	81	(14)

Total claims, benefits and expenses	1,687	1,711	337	376	10	57	62	8	2,081	2,149	3

Operating income (loss) before income tax and minority interest	454	371	(8)	(14)	43	11	(14)	179	457	343	33
Income tax (expense) benefit on operating income (loss)	(148)	(115)	10	11	(9)	(2)	4	(150)	(140)	(100)	(40)
Minority interest	(10)	(9)	—	—	N/M	—	—	N/M	(10)	(9)	(11)

Net operating income (loss) from continuing operations	296	247	2	(3)	167	9	(10)	190	307	234	31

Realized investment gains (losses), net of participating policyholders’ and minority interests	(38)	16	1	(12)	108	16	5	N/M	(21)	9	N/M
Income tax (expense) benefit on realized investment gains (losses)	14	(5)	—	5	N/M	(6)	(8)	25	8	(8)	200

Net income (loss) from continuing operations	$272	$258	$3	$(10)	130%	$19	$(13)	N/M %	$294	$235	25%

			Life & Group Non-Core					Corporate & Other Non-Core					Total Operations
Other Financial Data	P&C Operations						Fav / (Unfav)				Fav / (Unfav)				Fav / (Unfav)
Property & Casualty Company Information	2007	2006	2007		2006		% Change	2007		2006	% Change		2007	2006	% Change

Gross written premiums	$2,360	$2,386	$183		$194		(6)%	$2		$(1)	N/M	%	$2,545	$2,579	(1)%
Net written premiums	1,731	1,758	162		165		(2)	(2)		(10)	80		1,891	1,913	(1)
Net earned premiums	1,708	1,714	157		160		(2)	(2)		(8)	75		1,863	1,866	—

Financial Ratios
Loss & LAE	66.5%	67.2%	N/M	%	N/M	%		N/M	%	N/M %			75.3%	75.2%
Acquisition expense	16.9	18.3	N/M		N/M			N/M		N/M			16.7	18.4
Underwriting expense	11.4	11.1	N/M		N/M			N/M		N/M			12.2	12.4
Dividends	0.3	0.3	N/M		N/M			N/M		N/M			0.3	0.3

Expense ratio, including dividends	28.6	29.7	N/M		N/M			N/M		N/M			29.2	31.1

Combined ratio	95.1%	96.9%	N/M	%	N/M	%		N/M	%	N/M %			104.5%	106.3%

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations Net Accident Year Catastrophe Losses

CATASTROPHE LOSSES (PRETAX)
(In millions)	Standard Lines	Specialty Lines	P&C Operations

Three months ended March 31, 2007	$30	$2	$32
Three months ended March 31, 2006	$12	$—	$12

CATASTROPHE LOSSES (AFTER-TAX)
(In millions)	Standard Lines	Specialty Lines	P&C Operations

Three months ended March 31, 2007	$20	$1	$21
Three months ended March 31, 2006	$8	$—	$8

CNA FINANCIAL CORPORATION
Financial Supplement
Analysis of Pretax Net Investment Income

(In millions)	Standard Lines
	1Q06	2Q06	3Q06	4Q06	2006	1Q07
Limited partnership income	$38	$27	$23	$62	$150	$25
Interest on funds withheld and other deposits	(14)	(22)	(8)	(3)	(47)	(2)
Income (loss) from trading securities	—	—	—	—	—	—
Other investment income	204	233	224	227	888	236

Net investment income	$228	$238	$239	$286	$991	$259

	Specialty Lines
	1Q06	2Q06	3Q06	4Q06	2006	1Q07
Limited partnership income	$13	$10	$8	$24	$55	$10
Interest on funds withheld and other deposits	(2)	(1)	(1)	(1)	(5)	—
Income (loss) from trading securities	—	—	—	—	—	—
Other investment income	76	90	94	93	353	100

Net investment income	$87	$99	$101	$116	$403	$110

	P&C Operations
	1Q06	2Q06	3Q06	4Q06	2006	1Q07
Limited partnership income	$51	$37	$31	$86	$205	$35
Interest on funds withheld and other deposits	(16)	(23)	(9)	(4)	(52)	(2)
Income (loss) from trading securities	—	—	—	—	—	—
Other investment income	280	323	318	320	1,241	336

Net investment income	$315	$337	$340	$402	$1,394	$369

	Life & Group Non-Core
	1Q06	2Q06	3Q06	4Q06	2006	1Q07

Limited partnership income	$10	$8	$6	$10	$34	$9
Interest on funds withheld and other deposits	—	—	—	—	—	—
Income (loss) from trading securities	42	(9)	30	40	103	3
Other investment income	135	139	143	144	561	149

Net investment income	$187	$138	$179	$194	$698	$161

	Corporate & Other Non-Core
	1Q06	2Q06	3Q06	4Q06	2006	1Q07
Limited partnership income	$13	$8	$9	$19	$49	$8
Interest on funds withheld and other deposits	(9)	(7)	(1)	1	(16)	1
Income (loss) from trading securities	—	—	—	—	—	—
Other investment income	64	76	73	74	287	69

Net investment income	$68	$77	$81	$94	$320	$78

	Total Operations
	1Q06	2Q06	3Q06	4Q06	2006	1Q07
Limited partnership income	$74	$53	$46	$115	$288	$52
Interest on funds withheld and other deposits	(25)	(30)	(10)	(3)	(68)	(1)
Income (loss) from trading securities	42	(9)	30	40	103	3
Other investment income	479	538	534	538	2,089	554

Net investment income	$570	$552	$600	$690	$2,412	$608

CNA FINANCIAL CORPORATION
Financial Supplement
Statutory Data - Preliminary

PERIOD ENDED MARCH 31	Three Months
Income Statement	(Preliminary)		Fav / (Unfav)
(In millions)	2007	2006	% Change

Property & Casualty Companies
Gross written premiums	$2,474	$2,391	3%
Net written premiums	1,729	1,762	(2)

Net earned premiums	1,546	1,544	—
Claim and claim adjustment expenses	1,198	1,204	—
Acquisition expenses	282	296	5
Underwriting expenses	221	227	3
Policyholders’ dividends	7	4	(75)

Underwriting loss	(162)	(187)	13
Net investment income	496	428	16
Other expenses	(5)	(40)	88
Income tax expense	(102)	(41)	(149)
Net realized gains (losses)	(16)	6	N/M

Net income	$211	$166	27%

Financial Ratios
Loss and LAE	77.4%	78.0%
Acquisition expense	16.3	16.8
Underwriting expense	12.8	12.9
Policyholders’ dividends	0.5	0.2

Expense ratio	29.6	29.9

Combined ratio	107.0%	107.9%

Life Companies
Earned premium	$—	$3
SUPPLEMENTAL STATUTORY DATA

	(Preliminary)
(In millions)	March 31, 2007	December 31, 2006

Property & Casualty Companies
Statutory surplus (1)	$8,235	$8,137

Life Companies
Statutory surplus	$706	$687

(1)	Surplus includes the Property & Casualty Companies’ equity ownership of the life insurance subsidiary.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations
Loss and LAE Ratio Analysis

	Standard Lines
	2007 YTD	2006 FY	2006 FY
	Evaluated at	Evaluated at	Evaluated at
	03/31/07	12/31/06	03/31/07
Gross Accident Year	63.9%	68.0%	67.6%
Impact of Reinsurance	5.7	0.1	0.3

Net Accident Year	69.6	68.1	67.9%

Impact of Significant Commutations	—	1.1
Impact of Development and Other (1)	—	0.9

Net Calendar Year	69.6%	70.1%

	Specialty Lines
	2007 YTD	2006 FY	2006 FY
	Evaluated at	Evaluated at	Evaluated at
	03/31/07	12/31/06	03/31/07
Gross Accident Year	62.9%	60.4%	59.6%
Impact of Reinsurance	(1.6)	(0.1)	(0.1)

Net Accident Year	61.3	60.3	59.5%

Impact of Significant Commutations	—	—
Impact of Development and Other (1)	0.2	0.2

Net Calendar Year	61.5%	60.5%

	P&C Operations
	2007 YTD	2006 FY	2006 FY
	Evaluated at	Evaluated at	Evaluated at
	03/31/07	12/31/06	03/31/07
Gross Accident Year	63.6%	65.5%	65.0%
Impact of Reinsurance	2.8	(0.3)	(0.2)

Net Accident Year	66.4	65.2	64.8%

Impact of Significant Commutations	—	0.7
Impact of Development and Other (1)	0.1	0.7

Net Calendar Year	66.5%	66.6%

(1)	Other includes the impacts of change in allowance for uncollectible reinsurance and interest accretion.